SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 16, 2003

ZILA, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-17521	86-0619668

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5227 North 7th Street Phoenix, Arizona		85014

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (602) 266-6700

Item 7. Financial Statements and Exhibits
Item 9. Regulation FD Disclosure (Item 12. Results of Operations and Financial Condition).
SIGNATURES
EX-99.1

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

Exhibit Number	Description

99.1	Press release dated June 16, 2003

Item 9. Regulation FD Disclosure (Item 12. Results of Operations and Financial Condition).

On June 16, 2003, Zila, Inc. (the “Company”) issued a press release announcing its unaudited financial results for the third quarter of fiscal year 2003. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZILA, INC., a Delaware corporation

By:/s/ Dr. Douglas Burkett, Ph.D.

Date: June 16, 2003	Douglas D. Burkett, Ph.D.
President and Chief Executive Officer
(Principal Executive Officer)